EXHIBIT 10.23

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (this "Guaranty"), dated as of March 31, 2004, is by and among the parties identified as "Guarantors" on the signature pages hereto and such other parties as may become Guarantors hereunder after the date hereof (individually a "Guarantor", and collectively the "Guarantors"), in favor of Technology Investment Capital Corp., as Collateral Agent (the "Collateral Agent"), for the benefit of the Purchasers (as defined below).

                                    RECITALS:

         WHEREAS, Advanced Aesthetics, Inc., a Delaware corporation (the "Parent"), Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company ("Anushka PBG"), Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company ("Anushka Boca"), Wild Hare Acquisition Sub, LLC ("Wild Hare"), DiSchino Corporation, a Florida corporation ("DiSchino") and Advanced K, LLC, a Delaware limited liability company ("Advanced K" and each of Anushka PBG, Anushka Boca, Wild Hare, DiSchino and Advanced K being herein called a "Co-Borrower" or "Borrower") have entered into a Note and Warrant Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the "Purchase Agreement"), among the Co-Borrowers, the Parent and the purchasers party thereto ("Purchasers"), pursuant to which the Purchasers, subject to the terms and conditions contained therein, are to purchase from the Co-Borrowers senior secured promissory notes and otherwise extend credit to the Co-Borrowers; and

         WHEREAS, it is a condition precedent to the Purchasers' purchasing the senior secured promissory notes and otherwise extending credit to the Co-Borrowers under the Purchase Agreement that each Guarantor (including the Parent and the Co-Borrowers) execute and deliver to the Collateral Agent for the benefit of the Purchasers a guaranty in substantially the form hereof; and

         NOW, THEREFORE, in consideration of the benefits to each Guarantor of the Purchasers purchasing the senior secured promissory notes and otherwise extending credit to the Co-Borrowers under the Purchase Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Purchasers to purchase the senior secured promissory notes and otherwise extend credit to the Co-Borrowers, each Guarantor hereby agrees with the Collateral Agent for the benefit of each Purchaser as follows:

                                   AGREEMENT:

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      1. DEFINITIONS. Capitalized terms used in this Guaranty and not defined in this Guaranty shall have the respective meanings set forth in the Purchase Agreement or if not defined therein, in the Security Agreement. All references herein to any Transaction Document or other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein, terms defined above in the introductory paragraph and in the Recitals shall have the meanings indicated above, and the following terms shall have the following meanings:

      "Guaranteed Obligations" means collectively all of the Indebtedness, obligations, and undertakings which are guaranteed by each Guarantor and described in subsections (a) and (b) of Section 2.

      "Obligor" means any Person obligated to make payments in respect of any of the Guaranteed Obligations, including each Co-Borrower and the Guarantors.

      "Security" means any rights, properties, or interests of Purchaser under the Transaction Documents or otherwise, that provide recourse or other benefits to Purchaser in connection with the Guaranteed Obligations or the non-payment or non-performance thereof, including the Collateral, guaranties of the payment or performance of any Guaranteed Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset, and rights pursuant to which other claims are subordinated to the Guaranteed Obligations.

      2. GUARANTY.

            (a) Each Guarantor hereby, jointly and severally, irrevocably, absolutely, and unconditionally guarantees to the Collateral Agent for the benefit of each Purchaser the prompt, complete, and full payment when due, and no matter how the same shall become due, of: (i) the Notes, any loans and any instruments that may be issued from time to time to evidence the loans and all principal and all interest thereon and all other sums payable thereunder; (ii) all Obligations owing to the Collateral Agent and the Purchasers under the Transaction Documents; and (iii) all other sums payable under the other
Transaction Documents, whether for principal, interest, fees or otherwise. Without limiting the generality of the foregoing, each Guarantor's liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of Obligors described above in this subsection (a), or below in the following subsection (b), which would be owed by an Obligor even if they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving such Obligor.

            (b) Each Guarantor hereby, jointly and severally, irrevocably, absolutely, and unconditionally guarantees to the Collateral Agent for the benefit of each Purchaser the prompt, complete and full performance, when due, and no matter how the same shall become due, of all Obligations owing to the Collateral Agent and each Purchaser under the Transaction Documents.

            (c) If the any Co-Borrower shall for any reason fail to pay any Guaranteed Obligation, as and when such Guaranteed Obligation shall become due and payable, whether at

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its stated maturity, as a result of the exercise of any power to accelerate,  or otherwise, each Guarantor will, without demand by the Collateral Agent, pay such Guaranteed Obligation in full to the Collateral Agent for the benefit of the Collateral Agent and the Purchasers. If an applicable Obligor shall for any reason fail to perform promptly any Guaranteed Obligation, each Guarantor will, without demand by the Collateral Agent or any Purchaser, cause such Guaranteed Obligation to be performed or, if specified by the Collateral Agent, provide sufficient funds, in such amount and manner as the Collateral Agent shall in good faith determine, for the prompt, full and faithful performance of such Guaranteed Obligation by the Collateral Agent, any Purchaser or such other Person as Purchaser shall designate.

            (d) If an Obligor fails to pay or perform any Guaranteed Obligation as described in the immediately preceding subsections (a), (b), or (c), each Guarantor will incur the additional obligation to pay to the Collateral Agent for the benefit of the Collateral Agent and the Purchasers, and each Guarantor will forthwith upon demand by the Collateral Agent pay to the Collateral Agent for the benefit of the Collateral Agent and the Purchasers, the amount of any and all expenses, including reasonable fees and disbursements of the Collateral Agent's and each Purchaser's counsel and of any experts or agents retained by the Collateral Agent or such Purchaser, which the Collateral Agent or such Purchaser may incur as a result of such failure. Any expenses incurred under this Section 2(d) shall constitute Guaranteed Obligations.

            (e) As between Guarantors and the Collateral Agent and the Purchasers, this Guaranty shall be considered a primary and liquidated liability of each Guarantor. This Guaranty constitutes a guaranty of payment, not of collection.

            (f) The liability of each Guarantor hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

      3. UNCONDITIONAL GUARANTY.

            (a) No action that the Collateral Agent or any Purchaser may take or omit to take in connection with any of the Transaction Documents, any of the Guaranteed Obligations (or any other indebtedness owing by any Obligor to the Collateral Agent or any Purchaser), or any Security, and no course of dealing of the Collateral Agent or any Purchaser with any Guarantor or any other Person (including the Guarantor as defined in the Purchase Agreement), shall release or diminish either Guarantors' obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford Guarantors any recourse against the Collateral Agent or any Purchaser, regardless of whether any such action or inaction may increase any risks to or liabilities of Purchaser or any Obligor or increase any risk to or diminish any safeguard of any Security. Without limiting the foregoing, each Guarantor hereby expressly agrees that the Collateral Agent and each Purchaser may, from time to time, without notice to or the consent of such Guarantor, do any or all of the following, which shall not affect Guarantors' liability hereunder:

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                  (i) amend,  change or modify,  in whole or in part, any one or more of the Transaction Documents (except an amendment to a Transaction Document to which a Guarantor is a party to the extent such amendment requires the consent of such Guarantor) and give or refuse to give any waivers or other indulgences with respect thereto;

                  (ii) neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Guaranteed Obligations, to foreclose or take or prosecute any action in connection with any Security or Transaction Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the Guaranteed Obligations or the Transaction Documents;

                  (iii) accelerate, change, rearrange, extend, or renew the time, rate, terms, or manner for payment or performance of any one or more of the Guaranteed Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise);

                  (iv) compromise or settle any unpaid or unperformed Guaranteed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Transaction Documents;

                  (v) take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Guaranteed Obligations, accept additional or substituted Security therefor, and perfect or fail to perfect Purchaser's rights in any or all Security;

                  (vi) discharge, release, substitute or add Obligors in respect of any of the Guaranteed Obligations or fail to enforce any obligation of any Obligor; or

                  (vii) apply all monies received from obligor in respect of any of the Guaranteed Obligations or others, or from any Security for any of the Guaranteed Obligations, as Purchaser may determine to be in its best interest, without in any way being required to marshal Security or assets or to apply all or any part of such monies upon any particular Guaranteed Obligations.

            (b) No action or inaction of any Obligor or any other Person, and no change of law or circumstances, shall release or diminish a Guarantor's obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford such Guarantor any recourse against the Collateral Agent or any Purchaser. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of each Guarantor under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of such Guarantor:

                  (i) any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshaling of assets or liabilities, receivership, conservatorship,

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assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any Obligor or any other proceedings involving any Obligor or any of the assets of any Obligor under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, any Obligor, any properties of any Obligor, or the estate in bankruptcy of any Obligor in the course of or resulting from any such proceedings;

                  (ii) the failure by the Collateral Agent or any Purchaser to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any Obligor is a party;

                  (iii) the release by operation of law of any Obligor from any of the Guaranteed Obligations or any other obligations to the Collateral Agent or any Purchaser;

                  (iv) the invalidity, deficiency, illegality, or unenforceability of any of the Guaranteed Obligations or the Transaction Documents, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Guaranteed Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse of any Obligor whatsoever, in each case other than the actual and final payment and performance in full of the Guaranteed Obligations in accordance with the terms of the Transaction Documents;

                  (v) the failure of any Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any Obligor, or any Purchaser;

                  (vi) the fact that such Guarantor may have incurred directly part of the Guaranteed Obligations or is otherwise primarily liable therefor; or

                  (vii) without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety, in each case other than the actual and final payment and performance in full of the Guaranteed Obligations in accordance with the terms of the Transaction Documents.

            (c) The Collateral Agent may invoke the benefits of this Guaranty before pursuing any remedies against any Obligor or any other Person and before proceeding against any Security now or hereafter existing for the payment or performance of any of the Guaranteed Obligations. The Collateral Agent may maintain an action against either Guarantor on this Guaranty without joining any other Obligor therein and without bringing a separate action against any other Obligor.

            (d) If any payment to the Collateral Agent or any Purchaser by any Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason any Purchaser is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to any such Purchaser shall not

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constitute a release of either Guarantor from any liability hereunder,  and each
Guarantor agrees to pay such amount to any such Purchaser on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. Any transfer by subrogation which is made as contemplated in Section 6 prior to any such payment or payments shall (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon revert to and be vested in Purchaser.

            (e) This is a continuing guaranty and shall apply to and cover all Guaranteed Obligations and renewals and extensions thereof and substitutions therefor from time to time.

            (f) The obligation of each Guarantor under this Guaranty shall be several and also joint with all other Guarantors, and may be enforced at the option of the Collateral Agent against each Guarantor severally, any two or more Guarantors jointly, or some Guarantors severally and some Guarantors jointly. Each Guarantor acknowledges that the effectiveness of this Guaranty is not conditioned on any or all of the Guaranteed Obligations being guaranteed by anyone else, including the other Guarantors.

      4. WAIVER. Each Guarantor hereby waives, with respect to the Guaranteed Obligations, this Guaranty, and the other Transaction Documents:

            (a) notice of the incurrence of any Guaranteed Obligation, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of any Obligor (it being understood and agreed that: (i) such Guarantor shall take full responsibility for informing itself of such matters, (ii) the Collateral Agent and each Purchaser shall have no responsibility of any kind to inform such Guarantor of such matters, and (iii) the Collateral Agent and each Purchaser are hereby authorized to assume that such Guarantor, by virtue of its or their relationships with the other Obligors which are independent of this Guaranty, has full and complete knowledge of such matters whenever Purchaser extends credit to such Obligors or takes any other action which may change or increase such Guarantor's liabilities or losses hereunder);

            (b) notice that the Collateral Agent or any Purchaser, any Obligor, or any other Person has taken or omitted to take any action under any Transaction Document or any other agreement or instrument relating thereto or relating to any Guaranteed Obligation;

                  (c) notice of acceptance of this Guaranty and all rights of such Guarantor under any statute or law discharging such Guarantor from liability hereunder for failure to sue on this Guaranty;

            (d) demand, presentment for payment, and notice of default, demand, dishonor, nonpayment, or nonperformance; and

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            (e)  notice of  intention  to  accelerate,  notice of  acceleration, protest, notice of protest, notice of any exercise of remedies (as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever.

Notwithstanding the foregoing clauses (a) through (e), no Guarantor waives any notices specifically required in any Transaction Document to which such Guarantor is a party but agrees that to the extent permitted by applicable law the failure of the Collateral Agent or any Purchaser to provide any such notices pursuant to the provisions of any Transaction Document shall not release or diminish either Guarantor's obligations, liabilities, agreements or duties hereunder, or otherwise affect this Guaranty in any way.

      5. EXERCISE OF REMEDIES. The Collateral Agent on behalf of the Purchasers shall have the right to enforce, from time to time, in any order and at the Collateral Agent's sole discretion, any rights, powers and remedies which the Collateral Agent or any Purchaser may have under the Transaction Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of any properties or rights, whether real or personal, tangible or intangible; and Guarantors shall be jointly and severally liable to the Collateral Agent and the Purchasers hereunder for any deficiency resulting from the exercise by the Collateral Agent or any Purchaser of any such right or remedy even though any rights that Guarantors may have against any Co-Borrower or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of the Collateral Agent or any Purchaser to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of the Collateral Agent and the Purchasers provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of the Collateral Agent and the Purchasers hereunder are not conditional or contingent on any attempt by the Collateral Agent or any Purchaser to exercise any of its rights under any other Transaction Document against any Obligor or any other Person.

      6. LIMITED SUBROGATION.

            (a) Until all of the Guaranteed Obligations have been finally paid in cash and performed in full, Guarantors shall have no right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against or to any Obligor or any Security in connection with this Guaranty (including any right of subrogation under any statute or other law), and the Guarantors hereby waive any rights to enforce prior to such time any remedy that any Guarantor may have against an Obligor in connection with this Guaranty or the Guaranteed Obligations and any right to participate prior to such time in any Security until such time. If any amount shall be paid to any Guarantor on account of any such subrogation or other rights, any such other remedy, or any Security at any time when all of the Guaranteed Obligations and all other expenses guaranteed

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pursuant  hereto shall not have been paid in full in cash,  such amount shall be held in trust for the benefit of the Collateral Agent and the Purchasers, shall be segregated from the other funds of such Guarantor and shall forthwith be paid over to the Collateral Agent for the benefit of the Collateral Agent and the Purchasers to be held by the Collateral Agent as Security for, or then or at any time thereafter applied in whole or in part by the Collateral Agent against, all or any portion of the Guaranteed Obligations, whether matured or unmatured, in such order as the Collateral Agent shall elect.

            (b) Upon full and final payment in cash of the Guaranteed Obligations, each Guarantor which has made payments upon the Guaranteed
Obligations shall be entitled to contribution from each other Guarantor hereunder, to the end that all such payments upon the Guaranteed Obligations shall be shared among all Guarantors in proportion to their respective Net Worth, provided that the contribution obligations of each Guarantor shall be limited to the maximum amount that it can pay at such time without rendering its contribution obligations voidable under applicable law relating to fraudulent conveyances or fraudulent transfers. As used in this subsection, the "Net Worth" of each Guarantor means, at any time, the remainder of (i) the fair value of such Guarantor's assets (other than such right of contribution), minus (ii) the fair value of such Guarantor's liabilities (other than its liabilities under its guaranty of the Guaranteed Obligations).

      7. SUCCESSORS AND ASSIGNS. Each Guarantor's rights or obligations hereunder may not be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of such Guarantor, as well as such Guarantor. This Guaranty shall apply to and inure to the benefit of Purchaser and its successors or permitted assigns.

         8. NO ORAL CHANGE; AMENDMENTS; GUARANTY SUPPLEMENTS FOR ADDITIONAL GUARANTORS. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantors and the Collateral Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantors therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, additional Persons may become Guarantors under this Guaranty without consent of any other Guarantor through execution and delivery to the Collateral Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Collateral Agent. Nothing in this Section 8 shall be construed to permit the Parent or any Obligor to form any Subsidiaries unless expressly permitted to do so under the Purchase Agreement.

      9. INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         10. HEADINGS AND REFERENCES. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this

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Guaranty," "this instrument,"  "herein," "hereof," "hereby" and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the subdivisions hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

      11. TERM. This Guaranty shall be irrevocable until all of the Guaranteed Obligations have been completely and finally paid in full in cash and performed, and all obligations and undertakings of each Obligor under, by reason of, or pursuant to the Transaction Documents have been completely performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 3(d). All extensions of credit and financial accommodations heretofore or hereafter made by Purchaser pursuant to the Transaction Documents shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon.

      12. NOTICES. Any notice or communication required or permitted hereunder shall be given in the manner as provided in the Purchase Agreement, to the addresses listed in the Purchase Agreement. Notice to the Guarantors shall be given to the Guarantors at the address set forth for the Co-Borrowers in the Purchase Agreement.

      13. REPRESENTATIONS AND WARRANTIES; COVENANTS. Each Guarantor represents and warrants that the representations and warranties contained in the Transaction Documents that purport to be applicable to it are true and correct and are incorporated herein by this reference. Each Guarantor agrees to be bound by each provision of every other Transaction Document which purports to be applicable to it as if such provision were set forth herein. The Parent agrees it shall not engage in any activity other than as a passive holding company of all of the equity securities of the Guarantors and activities incidental thereto.

      14. TRANSACTION DOCUMENT. This Guaranty is a Transaction Document, as defined in the Purchase Agreement, and is subject to the provisions of the Purchase Agreement governing Transaction Documents.

      15. OPINION. Each Guarantor hereby instructs Jenkens & Gilchrist Parker Chapin LLP, special counsel to the Obligors, to deliver the opinion required pursuant to Section 8.5 or Section 6.___ of the Purchase Agreement to the Purchasers and the Collateral Agent on the Closing Date or the date specified therein, as applicable.

      16. COUNTERPARTS; FAX. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty. This Guaranty may be validly executed and delivered by facsimile or other electronic transmission.

      17. GOVERNING LAW; JURISDICTION; WAIVER OF DAMAGES.

            (a) Governing Law. This Guaranty shall be governed by, and construed in accordance with, the law of the State of New York (other than those conflict of law rules that would defer to the substantive laws of another jurisdiction). Without in any way limiting the preceding choice of law, the parties elect to be governed by New York law in accordance with, and are relying (at least in part) on, Section 5-1401 of the General Obligations Law of the State of New York, as amended, or any corresponding or succeeding provisions thereof.

            (b) Submission to Jurisdiction. Each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Guaranty or the transactions contemplated hereby. Without in any way limiting the preceding consents to jurisdiction and venue, the parties agree to submit to the jurisdiction of such New York courts in accordance with Section 5-1402 of the General Obligations Law of the State of New York, as amended, or any corresponding or succeeding provisions thereof.

            (c) Waiver of Venue. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

            (d) Service of Process. Each Guarantor irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

            (e) Waiver of Damages. Each Guarantor waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

      18. WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS AND THE COLLATERAL AGENT (ON BEHALF OF ITSELF AND EACH PURCHASER) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      19. Status as Senior Indebtedness. The obligations of Advanced Aesthetics, Inc. under this Agreement shall constitute Senior Indebtedness as such term is defined in the L Capital Note and any Subordinated Note which may be issued pursuant to Section 3.1(b) thereof.

                            [SIGNATURE PAGE FOLLOWS]

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

      IN WITNESS WHEREOF, each Guarantor has executed and delivered this Guaranty as of the date first written above.

                                 ADVANCED AESTHETICS, INC.

                                       /s/ Andrew Lipman
                                 By:  __________________________________________
                                      Name: Andrew Lipman
                                      Title: Vice President

                                 ANUSHKA PBG ACQUISITION SUB, LLC

                                       /s/ Andrew Lipman
                                 By:  __________________________________________
                                      Name: Andrew Lipman
                                      Title: Vice President

                                 ANUSHKA BOCA ACQUISITION SUB, LLC

                                       /s/ Andrew Lipman
                                 By:  __________________________________________
                                      Name: Andrew Lipman
                                      Title: Vice President

                                 WILD HARE ACQUISITION SUB, LLC

                                       /s/ Andrew Lipman
                                 By:  __________________________________________
                                      Name: Andrew Lipman
                                      Title: Vice President

                                 DISCHINO CORPORATION

                                       /s/ Andrew Lipman
                                 By:  __________________________________________
                                      Name: Andrew Lipman
                                      Title: Vice President

                                 ADVANCED K, LLC


                                       /s/ Andrew Lipman
                                 By:  __________________________________________
                                      Name: Andrew Lipman
                                      Title: Vice President

                                ANUSHKA PBG, LLC

                                       /s/ Andrew Lipman
                                 By:  __________________________________________
                                      Name: Andrew Lipman
                                      Title: Vice President

                                ANUSHKA BOCA, LLC

                                       /s/ Andrew Lipman
                                 By:  __________________________________________
                                      Name: Andrew Lipman
                                      Title: Vice President

                                 WILD HARE, LLC


                                       /s/ Andrew Lipman

                                 By:  __________________________________________
                                      Name: Andrew Lipman
                                      Title: Vice President

                                 ADVANCED AESTHETICS SUB, INC.

                                       /s/ Andrew Lipman
                                 By:  __________________________________________
                                      Name: Andrew Lipman
                                      Title: Vice President

                                 ADVANCED AESTHETICS, LLC

                                       /s/ Andrew Lipman
                                 By:  __________________________________________
                                      Name: Andrew Lipman
                                      Title: Vice President

                                    ACCEPTED:

                                 TECHNOLOGY INVESTMENT CAPITAL CORP.

                                       /s/ Saul B. Rosenthal
                                 By:  __________________________________________
                                      Name: Saul B. Rosenthal
                                      Title:  Chief Operating Officer

                                                                      Annex 1 to
                                                              Guaranty Agreement

      ASSUMPTION AGREEMENT, dated as of ________________, 200__, made by ______________________________ (the "Additional Guarantor"), in favor of
Technology Investment Capital Corp., as Collateral Agent (in such capacity, the "Collateral Agent") for the benefit of the Purchasers from time to time under the Note and Warrant Purchase Agreement dated as of March __, 2004 (as it may be amended, supplemented or restated from time to time, the "Purchase Agreement") among Advanced Aesthetics, Inc., a Delaware corporation (the "Parent"), Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company ("Anushka PBG"), Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company ("Anushka Boca"), Wild Hare Acquisition Sub, LLC ("Wild Hare"), DiSchino Corporation, a Florida corporation ("DiSchino") and [Advanced K Sub, LLC, a Delaware limited liability company ("Advanced K" and each of Anushka PBG, Anushka Boca, Wild Hare, DiSchino and Advanced K being herein called a "Co-Borrower" or "Borrower") and the Purchasers. All capitalized terms not defined herein shall have the meaning ascribed to them in such Purchase Agreement.

                              W I T N E S S E T H :
                               - - - - - - - - - -

      WHEREAS, in connection with the Purchase Agreement, the Parent and certain Affiliates of the Co-Borrowers (other than the Additional Guarantor) have entered into the Guaranty Agreement dated as of March 31, 2004 (as it may be amended, supplemented or otherwise modified from time to time, the "Guaranty Agreement") in favor of the Collateral Agent for the benefit of the Purchasers; and

      WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty Agreement;

      NOW, THEREFORE, IT IS AGREED:

      1. GUARANTY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 8 of the Guaranty Agreement, hereby becomes a party to the Guaranty Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in the Transaction Documents relating to it are true correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

      2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                                 [ADDITIONAL GUARANTOR]



                                                 By:____________________________
                                                      Name:
                                                      Title:


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